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                                                                      Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                  ROADWAY CORPORATION AND CERTAIN SUBSIDIARIES

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of Roadway Corporation, a Delaware corporation (the "Company"), and certain of its subsidiaries hereby constitutes and appoints Michael W. Wickham, J. Dawson Cunningham, John J. Gasparovic and Joseph R. Boni III, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the Company's 8 1/4% Senior Notes due December 1, 2008, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                Executed as of this 13th day of December 2001.
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
ROADWAY CORPORATION

/s/ Michael W. Wickham                   /s/ Dale F. Frey                      /s/ John F. Fiedler
------------------------                 ------------------------              ------------------------
Michael W. Wickham                       Dale F. Frey                          John F. Fiedler
Chairman and                             Director                              Director
Chief Executive Officer
(Principal Executive Officer)


/s/ J. Dawson Cunningham                 /s/ Phillip J. Meek
------------------------                 ------------------------              ------------------------
J. Dawson Cunningham                     Phillip J. Meek                       Carl W. Schafer
Executive Vice President and Chief       Director                              Director
Financial Officer
(Principal Financial Officer)


/s/ John G. Coleman                      /s/ Frank P. Doyle
------------------------                 ------------------------              ------------------------
John G. Coleman                          Frank P. Doyle                        Sara Roush Werner
Controller                               Director                              Director
(Principal Accounting Officer)

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
ROADWAY EXPRESS, INC.


/s/ James D. Staley                      /s/ John G. Coleman                   /s/ Michael W. Wickham
------------------------                 ------------------------              ------------------------
James D. Staley                          John G. Coleman                       Michael W. Wickham
President and Chief                      Controller                            Director
Operating Officer                        (Principal Financial and
(Principal Executive Officer)            Accounting Officer)

/s/ J. Dawson Cunningham                 /s/ John J. Gasparovic
------------------------                 ------------------------
J. Dawson Cunningham                     John J. Gasparovic
Director                                 Director


ROADWAY EXPRESS INTERNATIONAL, INC.


/s/ Michael W. Wickham                   /s/ Joseph R. Boni III                /s/ James D. Staley
------------------------                 ------------------------              ------------------------
Michael W. Wickham                       Joseph R. Boni III                    James D. Staley
President and Director                   Treasurer                             Director
(Principal Executive Officer)            (Principal Financial and Accounting
                                         Officer)


ROADWAY REVERSE LOGISTICS, INC.


/s/ Robert L. Stull                      /s/ Joseph R. Boni III                /s/ John J. Gasparovic
------------------------                 ------------------------              ------------------------
Robert L. Stull                          Joseph R. Boni III                    John J. Gasparovic
President                                Treasurer and Director                Director
(Principal Executive Officer)            (Principal Financial and Accounting
                                         Officer)
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
ARNOLD INDUSTRIES, INC.


/s/ Michael W. Wickham                   /s/ J. Dawson Cunningham              /s/ John J. Gasparovic
------------------------                 ------------------------              ------------------------
Michael W. Wickham                       J. Dawson Cunningham                  John J. Gasparovic
President and Director                   Director                              Director
(Principal Executive Officer)


/s/ Joseph R. Boni III
------------------------
Joseph R. Boni III
Treasurer and Vice President
(Principal Financial and Accounting
Officer)


ARNOLD TRANSPORTATION SERVICES, INC.


/s/ Michael S. Walters                   /s/ J. Dawson Cunningham              /s/ Michael W. Wickham
------------------------                 ------------------------              ------------------------
Michael S. Walters                       J. Dawson Cunningham                  Michael W. Wickham
President                                Director                              Director
(Principal Executive Officer)


/s/ Joseph R. Boni III                   /s/ John J. Gasparovic
------------------------                 ------------------------
Joseph R. Boni III                       John J. Gasparovic
Treasurer                                Director
(Principal Financial and Accounting
Officer)


NEW PENN MOTOR EXPRESS, INC.


/s/ Kenneth F. Leedy                     /s/ J. Dawson Cunningham              /s/ Michael W. Wickham
------------------------                 ------------------------              ------------------------
Kenneth F. Leedy                         J. Dawson Cunningham                  Michael W. Wickham
Chief Executive Officer                  Director                              Director
(Principal Executive Officer)


/s/ Joseph R. Boni III                   /s/ John J. Gasparovic
------------------------                 ------------------------
Joseph R. Boni III                       John J. Gasparovic
Treasurer                                Director
(Principal Financial and Accounting
Officer)

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